Exhibit 10.28

SUBSCRIPTION AGREEMENT

This SUBSCRIPTION AGREEMENT, dated as of September 30, 2009 (this “Agreement”), is by and between Specialized Technology Resources, Inc. (the “Subscriber”), and STR Holdings (New) LLC (the “Company”).

The Subscriber hereby subscribes for, and the Company hereby accepts such subscription and agrees to issue to the Subscriber 10 units representing membership interests in the Company, in consideration for the payment to the Company by the Subscriber of $1,000.00.

This Agreement shall be governed and construed in accordance with the laws of the State of Delaware, without regard to conflicts-of-law principles.

This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but such counterparts shall together constitute one and the same Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first written above.

Subscriber:

SPECIALIZED TECHNOLOGY RESOURCES, INC.

By:
Name:
Title:

Company:

STR HOLDINGS (NEW) LLC

By:	/s/ BARRY A. MORRIS
Name:	Barry A. Morris
Title:	Executive Vice President and Chief
Financial Officer